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                                                                Exhibit 10.21(a)


                    DESCRIPTION OF COMPENSATORY ARRANGEMENT
                                    BETWEEN
                            ALLEGHANY FINANCIAL INC.
                                      AND
                               PAUL F. WOODBERRY


         Until the merger of Alleghany Financial Inc. ("AFI"), formerly a wholly owned subsidiary of Alleghany, into Alleghany on October 28, 1994, Mr. Woodberry received $100,000 per year from AFI for consulting services relating to the real estate investments of AFI's subsidiaries Sacramento Savings Bank and Sacramento Properties Holdings, Inc.